Exhibit 99.2

Hewlett Packard Enterprise
3000 Hanover Street
Palo Alto, CA 94304

hpe.com

News Release

HPE Provides Adjusted non-GAAP diluted net earnings per share and cash flow figures for fiscal 2015

PALO ALTO, Calif., March 1, 2016 – Hewlett Packard Enterprise (NYSE: HPE) today released adjusted non-GAAP diluted net earnings per share (EPS) and adjusted cash flow figures for fiscal 2015.

The adjusted figures were released in order to provide a more useful representation of fiscal 2015 diluted net EPS and cash flow as if HPE had been a stand-alone company during that time.

In millions, except for per share amounts	Q1’15	Q2’15	Q3’15	Q4’15	FY15
Adjusted non-GAAP diluted net earnings per share	$0.44	$0.43	$0.45	$0.52	$1.84
Adjusted cash flow from operations	$251	$550	$1,554	$1,535	$3,890
Adjusted free cash flow	$(489)	$(106)	$842	$801	$1,048

The adjusted figures will be used for year-over-year comparisons to HPE’s fiscal year 2016 financial results. HPE will report first quarter fiscal 2016 earnings on March 3, 2016 at 2 p.m. PT. The webcast will be available at www.hpe.com/investor/2016Q1Webcast.

Editorial contact Kait Conetta, Hewlett Packard Enterprise +1 650 258 6471 corpmediarelations@hpe.com HPE Investor Relations

The adjusted financial figures are different from the figures previously presented in our reports on Form 10 and Form 10-K, which were calculated under specific carve-out basis accounting rules. The primary differences between the previously provided figures and the adjusted diluted net EPS are related to cash acquired and debt incurred by HPE just prior to the distribution.  The primary differences between the previously provided figures and  adjusted cash flow from operations and adjusted free cash flow are related to prepaids, deposits and liabilities associated with property, plant and equipment, pension obligations and income tax asset and liabilities that transferred to HPE from its former parent just prior to the distribution.

Investor.relations@hpe.com

About Hewlett Packard Enterprise

Hewlett Packard Enterprise (HPE) is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s condensed consolidated and combined financial statement information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides non-GAAP diluted net earnings per share, free cash flow and net capital expenditures A reconciliation of adjustments to GAAP financial measures for these prior periods are included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings, diluted net earnings per share, cash flow from operations or investments in property, plant and equipment prepared in accordance with GAAP.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the recently completed separation transaction, the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise’s business) and the anticipated benefits of the separation or of implementing the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015.

FY15 GAAP to non-GAAP adjusted cash flow measure reconciliation FY15 Adjusted cash flow measures In millions, except per share amounts GAAP Basis of presentation differences Adjusted cash flow Cash flow from operations $3,661 229 $3,890 Investment in property, plant and equipment (3,344) Proceeds from sale of property, plant and equipment 380 Free cash flow $697 351 $1,048 In millions, except per share amounts GAAP Basis of presentation differences Adjusted cash flow Cash flow from operations $568 (317) $251 Investment in property, plant and equipment (786) Proceeds from sale of property, plant and equipment 98 Free cash flow $(120) (369) $(489) Q1 FY15 Adjusted cash flow measures

Q2 FY15 Adjusted cash flow measures In millions, except per share amounts GAAP Basis of presentation differences Adjusted cash flow Cash flow from operations $1,188 (638) $550 Investment in property, plant and equipment (646) Proceeds from sale of property, plant and equipment 77 Free cash flow $619 (725) $(106) In millions, except per share amounts GAAP Basis of presentation differences Adjusted cash flow Cash flow from operations $2,063 (509) $1,554 Investment in property, plant and equipment (1,174) Proceeds from sale of property, plant and equipment 92 Free cash flow $981 (139) $842 Q3 FY15 Adjusted cash flow measures

Q4 FY15 Adjusted cash flow measures In millions, except per share amounts GAAP Basis of presentation differences Adjusted cash flow Cash flow from operations $(158) 1,693 $1,535 Investment in property, plant and equipment (738) Proceeds from sale of property, plant and equipment 113 Free cash flow $(783) 1,584 $801

FY15 GAAP to non-GAAP diluted net EPS reconciliation Non-GAAP adjustments to diluted net EPS Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 YTD GAAP diluted net earnings per share $0.30 $0.16 $0.13 $0.75 $1.34 Non-GAAP adjustments: Amortization of intangible assets 0.11 0.11 0.12 0.12 0.46 Restructuring charges 0.07 0.14 0.01 0.30 0.52 Separation costs 0.02 0.09 0.14 0.18 0.43 Acquisition and other related charges - 0.01 0.03 0.01 0.05 Defined benefit plan settlement charges - - 0.10 0.02 0.12 Impairment of data center assets - - 0.07 - 0.07 Provision for taxes (0.03) (0.07) (0.13) (0.16) (0.39) Valuation allowances, net, and separation taxes - - - (0.67) (0.67) Total non-GAAP adjustments 0.17 0.28 0.34 (0.20) 0.59 Non-GAAP diluted net earnings per share $0.47 $0.44 $0.47 $0.55 $1.93 Interest and other, net adjustments (0.02) (0.01) (0.02) (0.03) (0.07) Tax rate and organizational adjustments (0.01) - - - (0.02) Adjusted diluted neat earnings per share $0.44 $0.43 $0.45 $0.52 $1.84

Use of non-GAAP financial measures

To supplement Hewlett Packard Enterprise’s condensed consolidated and combined financial statement information presented on a GAAP basis, Hewlett Packard Enterprise provides non-GAAP diluted net earnings per share, free cash flow and net capital expenditures

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is capital expenditures. Reconciliations of non-GAAP financial measures to GAAP information are included in this news release.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP diluted net earnings per share are defined to exclude the effects of any charges relating to the amortization of intangible assets, restructuring charges, charges relating to the separation transaction, acquisition, and other related charges, impairment of data center assets, defined benefit plan settlement charges and valuation allowances and separation taxes adjustments. In addition, non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item. Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Hewlett Packard Enterprise’s management excludes each of those items mentioned above for the following reasons:

•      Hewlett Packard Enterprise incurs charges relating to the amortization of intangible assets. Those charges are included in Hewlett Packard Enterprise’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of Hewlett Packard Enterprise’s acquisitions and any related impairment charges. Consequently, Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•      Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits and (ii) costs to vacate duplicative facilities. Hewlett Packard Enterprise excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of Hewlett Packard Enterprise’s current operating performance or comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•      Separation costs are expenses associated with HPI’s (formerly known as “Hewlett-Packard Company” or “HP Co.”) plan to separate into two independent publicly-traded companies. The charges are primarily related to third-party consulting, contractor fees, early debt settlement costs and other incremental costs incurred to complete the separation. Hewlett Packard Enterprise excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•      Hewlett Packard Enterprise incurs cost related to its acquisitions and divestitures, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of Hewlett Packard Enterprise’s acquisitions and divestitures, Hewlett Packard Enterprise believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•      HPE incurs impairment charges related to its exit from certain data centers.  Such charges are inconsistent in amount and frequency. HPE believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•      Hewlett Packard Enterprise incurs defined benefit plan settlement charges relating to U.S. HP pension plan. The charges are associated with the net settlement and remeasurement resulting from voluntary lump sum payments offered to certain terminated vested participants. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•      As a result of the separation, Hewlett Packard Enterprise recorded net tax benefits comprising the reversal of a previously recorded valuation allowance, the write off of certain deferred taxes that will no longer provide any future benefits to the Company and the effect of a separation related tax deduction. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP net earnings facilitates a more meaningful comparison of HPE’s net earnings to other periods.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•      Items such as amortization of intangible assets and impairment of data center assets, though not directly affecting Hewlett Packard Enterprise’s cash position, represent the loss in value of tangible and intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings or non-GAAP diluted net earnings per share, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

•      Items such as restructuring charges and separation costs that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share can have a material impact on the equivalent GAAP earnings measure and cash flows.

•      Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share differently than Hewlett Packard Enterprise does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing non-GAAP diluted net earnings per share, free cash flow and net capital expenditures measures to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

In addition, HPE included certain adjusted non-GAAP measures in this presentation. The Company has included these adjustments because management believes they help to facilitate comparisons of the Company’s operating results between periods. The unaudited adjusted non-GAAP diluted net earnings per share and cash flow metrics are used to assess the run-rate of its continuing operations. The adjusted amounts do not necessarily reflect what the fiscal 2015 non-GAAP diluted net EPS and cash flows of HPE would have been had the separation occurred on November 1, 2015. The actual results of operations as reported in the Company’s Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission may differ significantly from the adjusted amounts reflected herein due to a variety of factors.

© 2016 Hewlett Packard Enterprise, L.P. The information contained herein is subject to change without notice. Hewlett Packard Enterprise shall not be liable for technical or editorial errors or omissions contained herein.